Exhibit 99.1

NEWS RELEASE

MERCER GOLD COMPLETES GEOCHEMICAL SAMPLING PROGRAM AT
GUAYABALES GOLD PROJECT, COLOMBIA

DENVER, August 9/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCBB: MRGP, Frankfurt: AN4) announces the completion of its soil geochemical sampling program at its Guayabales Gold Project in the Marmato Gold District of Colombia. A total of 292 soil samples were collected and have been submitted for analyses; results are pending.

"We announced a one meter channel sample interval which assayed 57 ounces per tonne silver on August 3rd,,2010. I'm excited to see the analyses from these soil samples and also from the additional 200 plus rock-chip samples that have also been collected", says Rahim Jivraj, President.

SOIL SAMPLING: A total of 292 samples were collected and the program was completed ahead of schedule. Samples in the field were taken at depths ranging from 0.60 - 2.0 meters. The soils sampling program covered the entire property at sample spacing of 100 x 100 meters in known areas of mineralization.

The program was carried out to delineate areas of elevated gold and silver content, initially identified from rock sample assay results, and to explore for additional areas of mineralization. All samples have been delivered to SGS Laboratories in Medellin and results are expected in approximately 10 days.

PLANNED PROGRAM: The exploration program is now focused on structural mapping of outcrops, road cuts and underground workings on the property. Detailed rock chip sampling based on the structural mapping is underway with approximately 200 samples having been collected to date. These will be delivered to the laboratory before August 10 and analyses will be released approximately August 24. Mercer Gold plans to commence a 5,000 meter drill program at the Guayabales project in Mid-October.

Comments on Sampling, Assaying, and QA/QC: Mercer's geochemical samples were collected in accordance with accepted industry standards and procedures. The program was carried out under contract by GeoMinas, a Colombian mine services contractor. All work was supervised daily by Mercer personnel. The samples were submitted to the ISO 9001:2000 accredited SGS Laboratories in Medellin, Colombia for analysis.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Project, located in the Marmato Gold District, Department of Caldas, in early 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

The Company's Chief Geologist, Keith A. Laskowski, MSc., is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol: OTCBB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:        Investor Relations (USA)
                      Tel. 1- 303-235-8099
                      info@mercergoldcorp.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS EXPLORATION PROGRAM ON THE GUAYABALES PROPERTY, SUCH AS THOSE RELATING TO ITS INTENTION TO UNDERTAKE STRUCTURAL MAPPING, DETAILED ROCK CHIP SAMPLING, AND THE PROPOSED 5,000 METER DRILL PROGRAM AT THE PROJECT IN MID-OCTOBER. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.